                                                                   EXHIBIT 99.01

                      First USA Credit Card Master Trust
                     Excess Spread Analysis - October 2001

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Series                                          1994-4      1994-6       1994-8     1995-2      1996-2     1996-4
Deal Size                                       $870MM      $898MM       $602MM     $795MM      $723MM     $602MM
Expected Maturity                              11/15/01      1/15/02    11/15/01    3/15/02     6/10/03    8/10/06
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Yield                                             19.34%       19.34%      19.35%     19.34%      19.34%     19.34%
Less:   Coupon                                     3.05%        2.95%       3.75%      2.86%       2.83%      2.88%
        Servicing Fee                              1.50%        1.50%       1.50%      1.50%       1.50%      1.50%
        Net Credit Losses                          6.48%        6.48%       6.48%      6.48%       6.48%      6.48%
Excess Spread:
        October-01                                 8.31%        8.40%       7.62%      8.49%       8.52%      8.49%
        September-01                               5.37%        5.42%       5.52%      5.56%       5.52%      5.47%
        August-01                                  7.36%        7.40%       7.60%      7.46%       7.48%      7.44%
Three Month Average Excess Spread                  7.01%        7.07%       6.91%      7.17%       7.17%      7.13%

Delinquency:
        30 to 59 Days                              1.54%        1.54%       1.54%      1.54%       1.54%      1.54%
        60 to 89 Days                              1.03%        1.03%       1.03%      1.03%       1.03%      1.03%
        90+ Days                                   1.81%        1.81%       1.81%      1.81%       1.81%      1.81%
        Total                                      4.38%        4.38%       4.38%      4.38%       4.38%      4.38%

Payment Rate                                      15.59%       15.59%      15.59%     15.59%      15.59%     15.59%

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Series                                         1996-6        1996-8      1997-1     1997-2      1997-3     1997-4
Deal Size                                      $1,039MM      $482MM      $904MM     $602MM      $602MM     $602MM
Expected Maturity                              11/10/03      1/10/04     2/17/04    5/17/04     6/17/02    6/17/07
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Yield                                             19.34%       19.34%      19.34%     19.34%      19.34%     19.34%
Less:   Coupon                                     2.80%        2.77%       2.70%      2.73%       2.70%      2.82%
        Servicing Fee                              1.50%        1.50%       1.50%      1.50%       1.50%      1.50%
        Net Credit Losses                          6.48%        6.48%       6.48%      6.48%       6.48%      6.48%
Excess Spread:
        October-01                                 8.56%        8.58%       8.65%      8.63%       8.66%      8.54%
        September-01                               5.56%        5.58%       5.69%      5.66%       5.69%      5.58%
        August-01                                  7.52%        7.53%       7.65%      7.63%       7.66%      7.54%
Three Month Average Excess Spread                  7.21%        7.23%       7.33%      7.31%       7.34%      7.22%

Delinquency:
        30 to 59 Days                              1.54%        1.54%       1.54%      1.54%       1.54%      1.54%
        60 to 89 Days                              1.03%        1.03%       1.03%      1.03%       1.03%      1.03%
        90+ Days                                   1.81%        1.81%       1.81%      1.81%       1.81%      1.81%
        Total                                      4.38%        4.38%       4.38%      4.38%       4.38%      4.38%

Payment Rate                                      15.59%       15.59%      15.59%     15.59%      15.59%     15.59%
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                      First USA Credit Card Master Trust
                     Excess Spread Analysis - October 2001


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Series                                           1997-5       1997-6  (1) 1997-7     1997-8      1997-9     1998-1
Deal Size                                     $   783MM   $  1,566MM   $   602MM   $  939MM   $   602MM   $  843MM
Expected Maturity                               8/17/04      7/17/02     9/17/04    9/17/07    10/17/04    5/18/03
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Yield                                             19.34%       22.96%      19.34%     19.34%      19.34%     19.34%
Less:   Coupon                                     3.08%        6.50%       2.71%      2.76%       2.68%      2.97%
        Servicing Fee                              1.50%        1.50%       1.50%      1.50%       1.50%      1.50%
        Net Credit Losses                          6.48%        6.48%       6.48%      6.48%       6.48%      6.48%
Excess Spread:
        October-01                                 8.27%        8.47%       8.65%      8.59%       8.68%      8.38%
        September-01                               5.41%        5.76%       5.69%      5.63%       5.71%      5.50%
        August-01                                  7.38%        7.60%       7.65%      7.59%       7.68%      7.49%
Three Month Average Excess Spread                  7.02%        7.28%       7.33%      7.27%       7.36%      7.12%

Delinquency:
        30 to 59 Days                              1.54%        1.54%       1.54%      1.54%       1.54%      1.54%
        60 to 89 Days                              1.03%        1.03%       1.03%      1.03%       1.03%      1.03%
        90+ Days                                   1.81%        1.81%       1.81%      1.81%       1.81%      1.81%
        Total                                      4.38%        4.38%       4.38%      4.38%       4.38%      4.38%

Payment Rate                                      15.59%       15.59%      15.59%     15.59%      15.59%     15.59%

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Series                                           1998-4       1998-5      1998-6     1998-8      1998-9     1999-1
Deal Size                                     $   843MM   $    783MM   $   964MM   $  602MM   $   747MM   $1,205MM
Expected Maturity                               7/18/05      8/18/03     8/18/08    9/18/05     1/20/04    2/19/04
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Yield                                             19.34%       19.34%      19.34%     19.34%      19.34%     19.34%
Less:   Coupon                                     2.68%        2.66%       3.02%      2.75%       5.35%      3.03%
        Servicing Fee                              1.50%        1.50%       1.50%      1.50%       1.50%      1.50%
        Net Credit Losses                          6.48%        6.48%       6.48%      6.48%       6.48%      6.48%
Excess Spread:
        October-01                                 8.67%        8.69%       8.34%      8.61%       6.00%      8.33%
        September-01                               5.70%        5.72%       5.46%      5.63%       4.01%      5.54%
        August-01                                  7.68%        7.70%       7.44%      7.61%       6.11%      7.43%
Three Month Average Excess Spread                  7.35%        7.37%       7.08%      7.28%       5.37%      7.10%

Delinquency:
        30 to 59 Days                              1.54%        1.54%       1.54%      1.54%       1.54%      1.54%
        60 to 89 Days                              1.03%        1.03%       1.03%      1.03%       1.03%      1.03%
        90+ Days                                   1.81%        1.81%       1.81%      1.81%       1.81%      1.81%
        Total                                      4.38%        4.38%       4.38%      4.38%       4.38%      4.38%

Payment Rate                                      15.59%       15.59%      15.59%     15.59%      15.59%     15.59%
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(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                      First USA Credit Card Master Trust
                     Excess Spread Analysis - October 2001


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Series                                           1999-2       1999-3      1999-4     2001-1      2001-2     2001-3
Deal Size                                     $   602MM   $    833MM   $   595MM   $  893MM   $  1488MM   $  750MM
Expected Maturity                               2/21/06      4/19/04     5/20/02    1/19/06     3/19/04    3/20/06
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Yield                                             19.34%       19.34%      19.34%     19.34%      19.34%     19.34%
Less:   Coupon                                     3.09%        3.03%       2.66%      2.75%       2.69%      2.76%
        Servicing Fee                              1.50%        1.50%       1.50%      1.50%       1.50%      1.50%
        Net Credit Losses                          6.48%        6.48%       6.48%      6.48%       6.48%      6.48%
Excess Spread:
        October-01                                 8.28%        8.33%       8.70%      8.60%       8.67%      8.61%
        September-01                               5.48%        5.54%       5.83%      5.73%       5.79%      5.74%
        August-01                                  7.37%        7.43%       7.69%      7.60%       7.66%      7.60%
Three Month Average Excess Spread                  7.04%        7.10%       7.41%      7.31%       7.37%      7.32%

Delinquency:
        30 to 59 Days                              1.54%        1.54%       1.54%      1.54%       1.54%      1.54%
        60 to 89 Days                              1.03%        1.03%       1.03%      1.03%       1.03%      1.03%
        90+ Days                                   1.81%        1.81%       1.81%      1.81%       1.81%      1.81%
        Total                                      4.38%        4.38%       4.38%      4.38%       4.38%      4.38%

Payment Rate                                      15.59%       15.59%      15.59%     15.59%      15.59%     15.59%

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Series                                           2001-4
Deal Size                                     $   714MM
Expected Maturity                               8/10/06
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Yield                                             19.34%
Less:   Coupon                                     2.80%
        Servicing Fee                              1.50%
        Net Credit Losses                          6.48%
Excess Spread:
        October-01                                 8.55%
        September-01                               5.55%
        August-01                                  7.51%
Three Month Average Excess Spread                  7.21%

Delinquency:
        30 to 59 Days                              1.54%
        60 to 89 Days                              1.03%
        90+ Days                                   1.81%
        Total                                      4.38%

Payment Rate                                      15.59%
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